EXHIBIT 31(ii)


                   Rule 13a-14(a)/Rule 15d-14(a) Certification
                   -------------------------------------------


     I, Carol J. Cooper, Principal Financial Officer of Oakridge Energy, Inc., certify that:

     1. I have reviewed this report on Form 10-QSB of Oakridge Energy, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Oakridge Energy, Inc. as of, and for, the periods presented in this report;

     4. Oakridge Energy, Inc.'s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures [as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)] and internal control over financial reporting [as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)] for Oakridge Energy, Inc. and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure control and procedures to be designed under our supervision, to ensure that material information relating to Oakridge Energy, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of Oakridge Energy, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (d) Disclosed in this report any change in Oakridge Energy, Inc.'s internal control over financial reporting that occurred during Oakridge Energy, Inc.'s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Oakridge Energy, Inc.'s internal control over financial reporting; and

     5. Oakridge Energy, Inc.'s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Oakridge Energy, Inc.'s independent registered public accounting firm and the audit committee of Oakridge Energy, Inc.'s board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which could adversely affect Oakridge Energy, Inc.'s ability to record, process, summarize and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Oakridge Energy, Inc.'s internal control over financial reporting.


Date: October 15, 2004                             By /s/ Carol J. Cooper
                                                     ---------------------------
                                                     Carol J. Cooper,
                                                     Principal Financial Officer
                                                     of Oakridge Energy, Inc.